                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Victor G. Beghini

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Charles A. Corry

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Robert M. Hernandez

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Paul E. Lego

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Charles R. Lee

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Ray Marshall

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ John M. Richman

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Seth E. Schofield

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ John W. Snow

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Paul J. Wilheim

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of preferred stock by a Special Purpose Entity in exchange for the 6.5% Cumulative Convertible Preferred Stock issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of February, 1997.

                                          /s/ Douglas C. Yearley